Exhibit 10.24


                           LOAN MODIFICATION AGREEMENT


         This LOAN MODIFICATION AGREEMENT is entered into as of May 7, 1997, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East" ("Bank"), and ENDOGEN, INC., a MASSACHUSETTS corporation with its principal place of business at 30 COMMERCE WAY, WOBURN, MASSACHUSETTS 01801 ("Borrower").

                                    RECITALS

         Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                    AGREEMENT

         1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Revolving Promissory Note dated August 28, 1996 in the original principal amount of EIGHT HUNDRED FIFTY THOUSAND AND NO/100THS DOLLARS ($850,000) (the "Revolving Note"), and a Term Promissory Note dated August 28, 1996 in the original principal amount of FOUR HUNDRED THOUSAND AND NO/100THS DOLLARS ($400,000) (the "Term Note"). The Revolving Note and the Term Note are governed by the terms of a Loan and Security Agreement dated August 28, 1996 between Borrower and Bank, as such Loan and Security Agreement may be amended from time to time (the "Loan Agreement").

         Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

         2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, the Revolving Note and the Term Note, together with all other documents securing payments of the Indebtedness, shall be referred to as the "Existing Loan Documents."

         3. DESCRIPTION OF CHANGES IN TERMS.

         3.1 Modifications to Eligible Accounts Definition. Subsection (g) of the definition of Eligible Accounts in the Loan Agreement is hereby deleted in its entirety.

         3.2 Modifications to Eligible Foreign Accounts Definition. The definition of Eligible Foreign Accounts in the Loan Agreement is hereby replaced in its entirety with the following:

                  "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) derived from sales of products or services to Amhersham International plc or to Yamanouchi Pharmaceutical Co., Ltd., or (4) that Bank approves on a case-by-case basis.

         3.3 Modifications to Quick Ratio Covenant. Section 6.8 of the Loan Agreement is hereby replaced in its entirety with the following:

                  6.8 Quick Ratio. Borrower shall maintain, as of the last day of each calendar month beginning February 28, 1997, a ratio of Quick Assets to Current Liabilities of at least 1.0 to 1.0.

         3.4 Modifications to Compliance Certificate. Exhibit D of the Loan Agreement is hereby replaced in its entirety with Exhibit D to this Agreement.

         3.5 Deletion of Certain Provisions. Section 2.9 of the Loan Agreement is hereby deleted in its entirety.

         4. WAIVER OF PRIOR DEFAULT. Bank hereby waives Borrower's violation of the Quick Ration Covenant set forth in section 6.8 of the Loan Agreement for the periods ending December 31, 1996 and January 31, 1997.

         5. CONDITIONS PRECEDENT TO FURTHER ADVANCES. The obligation of Bank to make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Loan Modification Agreement duly executed by Borrower;

                  (b) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described in this Loan Modification Agreement.

         7. NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it has no defenses against any of the obligations to pay any amounts under the Indebtedness.

         8. CONTINUING VALIDITY. Borrower understands and agrees that (i) in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations,


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


warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Loan Modification Agreement (including the effects of Section 6 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreements to modify the Existing Loan Documents pursuant to this Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless a party is expressly released by Bank in writing, (v) no maker, endorser or guarantor will be released by virtue of this Loan Modification Agreement, and (vi) the terms of this Section 8 apply not only to this Loan Modification Agreement but also to all subsequent loan modification agreements, if any.

         9. EFFECTIVENESS. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower":  ENDOGEN, INC.           "Bank":  SILICON VALLEY BANK, doing
                                     business as SILICON VALLEY EAST


By: /s/ Owen A. Dempsey              By:   /s/ Phillip S. Ernst
    -----------------------------          -------------------------------------
    Owen A. Dempsey, President             Phillip S. Ernst, VP


ATTEST:                              SILICON VALLEY BANK
       --------------------------
                                     By:   /s/ Amy Young
                                           -------------------------------------

                                     Title: Amy Young, AVP
                                            ------------------------------------
                                     (Signed in Santa Clara County, California)


                                EXHIBIT D FOLLOWS



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


                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

Borrower:   Endogen, Inc.                        Lender:  Silicon Valley Bank
            30 Commerce Way                               3003 Tasman Drive
            Woburn, MA  01801                             Santa Clara, CA  95054

         The undersigned authorized office of ENDOGEN, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement dated AUGUST 28, 1996 between Borrower and Bank, as amended (the "Loan Agreement"), (i) Borrower is in complete compliance for the period ending _____________ of all required conditions and terms except as noted below and
(ii) all representations and warranties of Borrower stated in the Agreement are true, accurate and complete in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principals (GAAP) and are consistent from one period to the next except as explained in an accompanying letter or footnotes.

                   Please indicate compliance status by circling Yes/No under "Complies" column

            Reporting Covenant                                   Required                             Complies
            ------------------                                   --------                             --------

Monthly financial statements                          Monthly within 25 days                      Yes           No
Annual (CPA Audited)                                  FYE within 90 days                          Yes           No
A/R & A/P Aging                                       Monthly within 25 days                      Yes           No
A/R Audit                                             Initial and Annual                          Yes           No


                 Financial Covenants                        Required             Actual               Complies
                 -------------------                        --------             ------               --------

Maintain on a Monthly Basis:
----------------------------
Minimum Quick Ratio commencing 2/28/97                       1.0:1.0           _______:1.0        Yes           No
Minimum TNW                                                $4,000,000          $_________         Yes           No
Maximum Debt/TNW                                            0.75:1.0           _______:1.0        Yes           No
Minimum Debt Service+                                        1.5:1.0           _______:1.0        Yes           No
Maintain on a Quarterly Basis:
------------------------------
Minimum Debt Service ++                                      1.5:1.0           _______:1.0        Yes           No
Minimum Profitability for FQE 8/31/96 and thereafter
                                                            ($75,000)          $_________         Yes           No


+ To be met only after Borrower has met Minimum Debt Service for two fiscal quarters
++ Not a financial covenant, but a condition to increase the revolving line availability as per ss.2.1 of the Loan Agreement

Comments Regarding Exceptions:


On behalf of Borrower, the Officer further acknowledges that at any such time as Borrower is out of compliance with any of the terms set forth in the Agreement, including, without limitation, any of the financial covenants, Borrower cannot receive any advances.

                                             -----------------------------------
Sincerely,                                             BANK USE ONLY

------------------------------------         Received by: ______________________
Signature                                    Date: _____________________________

------------------------------------         Verified: _________________________
TITLE                                        Date: _____________________________

------------------------------------         Compliance Status:      Yes      No
DATE                                         -----------------------------------



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